       Fixed Overview Report: CSFB 05-11 Prelim Grp 2

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Summary of Loans in Statistical Calculation Pool		Range
(As of 11/14/2005 )
Total Number of Loans	509
Total Outstanding Balance	$78,889,849
Average Loan Balance	$154,990	$20,591 to $690,315
Escrow Balance %	0.32%
WA Mortgage Rate	6.435%	6.250% to 6.625%
WA Original Term (months)	359	240 to 360
WA Remaining Term (months)	356	234 to 360
WA Age (months)	3	0 to 8
WA LTV	71.17%	7.69% to 90.00%
WA CLTV	68.97%	0.00% to 100.00%
WA FICO	722	0 to 822
Balloon	0.00%
California North	4.79%
California South (ZIP : 90000 - 93600)	13.16%
Size (% of pool) Jumbo/Super-Jumbo	0.00%
Conforming (Size=C)	100.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	19.12%

Top 10 States CA 17.95% FL 12.06% AZ 7.59% NJ 7.47% NY 6.99% NV 5.86% MA 3.55% SC 3.29% VA 3.20% CO 2.53%	Top 10 Prop SFR 43.69% 2-4F 29.87% PUD 14.22% CO 11.54% TH 0.68%	Doc Types FL/AL 35.72% SS 9.39% NAV/NIV 31.13% RE 4.97% NR 2.89% ND 11.25% LT 4.59% ALT 0.06%	Provided Doc 45.56% STANDA 19.17% Z 5.65% 1 Payst 3.61% NIV 3.16% No Inco 2.51% SIFA 1.62% 1 Payst 1.50% 8 1.48% 2Yr 104 1.34%	Purpose Codes P 46.80% CO 41.65% RT 11.55%	Occ Codes I 89.75% S 10.25%	Orig PP Term 0 80.88% 36 14.84% 12 1.86% 60 1.37% 24 0.64% 1 0.41%	IO Loans 0 76.04% 120 23.96%

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The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV

All	78,889,848.69	509	100.00	154,989.88	6.25	6.63	6.43	6.18	356	3	722	71

orig_balance
0 =< ... < 100000.01	11,574,685.56	170	14.67	68,086.39	6.25	6.63	6.44	6.19	355	3	720	73
100000.01 =< ... < 200000.01	30,123,778.15	210	38.18	143,446.56	6.25	6.63	6.43	6.18	356	3	724	71
200000.01 =< ... < 300000.01	20,017,614.87	83	25.37	241,176.08	6.25	6.63	6.46	6.21	357	3	726	72
300000.01 =< ... < 400000.01	11,909,961.81	35	15.10	340,284.62	6.25	6.63	6.44	6.19	358	2	717	72
400000.01 =< ... < 500000.01	2,984,463.15	7	3.78	426,351.88	6.25	6.38	6.30	6.05	358	2	700	67
500000.01 =< ... < 600000.01	1,589,029.99	3	2.01	529,676.66	6.25	6.63	6.41	6.16	356	4	714	63
600000.01 =< ... < 700000.01	690,315.16	1	0.88	690,315.16	6.38	6.38	6.38	6.13	355	5	736	66

Sched_Balance
0 =< ... < 100000.01	11,574,685.56	170	14.67	68,086.39	6.25	6.63	6.44	6.19	355	3	720	73
100000.01 =< ... < 200000.01	30,123,778.15	210	38.18	143,446.56	6.25	6.63	6.43	6.18	356	3	724	71
200000.01 =< ... < 300000.01	20,017,614.87	83	25.37	241,176.08	6.25	6.63	6.46	6.21	357	3	726	72
300000.01 =< ... < 400000.01	11,909,961.81	35	15.10	340,284.62	6.25	6.63	6.44	6.19	358	2	717	72
400000.01 =< ... < 500000.01	2,984,463.15	7	3.78	426,351.88	6.25	6.38	6.30	6.05	358	2	700	67
500000.01 =< ... < 600000.01	1,589,029.99	3	2.01	529,676.66	6.25	6.63	6.41	6.16	356	4	714	63
600000.01 =< ... < 700000.01	690,315.16	1	0.88	690,315.16	6.38	6.38	6.38	6.13	355	5	736	66

state TOP 10
Other	23,283,538.99	216	29.51	107,794.16	6.25	6.63	6.42	6.17	355	3	721	76
CA	14,159,388.82	60	17.95	235,989.81	6.25	6.63	6.41	6.16	355	3	718	62
FL	9,511,210.08	61	12.06	155,921.48	6.25	6.63	6.47	6.22	357	3	722	72
AZ	5,986,540.05	37	7.59	161,798.38	6.25	6.63	6.48	6.23	357	3	726	76
NJ	5,892,937.49	31	7.47	190,094.76	6.25	6.63	6.50	6.25	358	2	711	74
NY	5,516,301.05	20	6.99	275,815.05	6.25	6.63	6.42	6.17	358	2	736	67
NV	4,622,170.20	22	5.86	210,098.65	6.25	6.63	6.36	6.10	358	2	732	68
MA	2,800,717.84	11	3.55	254,610.71	6.25	6.50	6.34	6.09	358	2	711	63
SC	2,595,999.95	19	3.29	136,631.58	6.25	6.63	6.48	6.23	358	2	727	74
VA	2,523,226.70	17	3.20	148,425.10	6.25	6.63	6.49	6.23	357	3	705	74
CO	1,997,817.52	15	2.53	133,187.83	6.25	6.63	6.43	6.18	357	3	745	78

Orig_LTV
0 =< ... < 50.01	7,956,029.17	55	10.08	144,655.08	6.25	6.63	6.38	6.12	357	3	727	41
50.01 =< ... < 60.01	7,222,262.84	43	9.15	167,959.60	6.25	6.63	6.44	6.18	353	3	713	56
60.01 =< ... < 70.01	15,453,434.35	77	19.59	200,693.95	6.25	6.63	6.40	6.14	357	3	705	67
70.01 =< ... < 80.01	42,752,203.73	276	54.19	154,899.29	6.25	6.63	6.45	6.20	356	3	727	79
80.01 =< ... < 90.01	5,505,918.60	58	6.98	94,929.63	6.25	6.63	6.48	6.23	356	4	737	89

Curr_Rate
6.25 =< ... < 6.5	39,949,146.14	252	50.64	158,528.36	6.25	6.49	6.31	6.06	356	3	722	68
6.5 =< ... < 6.75	38,940,702.55	257	49.36	151,520.24	6.50	6.63	6.56	6.31	357	3	721	74

Property_Type
2 Family	9,089,467.01	42	11.52	216,415.88	6.25	6.63	6.45	6.20	358	2	715	71
2-4 Family	6,954,312.54	41	8.82	169,617.38	6.25	6.63	6.36	6.11	356	4	725	70
3 Family	3,471,117.91	13	4.40	267,009.07	6.25	6.63	6.44	6.19	351	2	714	64
4 Family	4,050,329.89	15	5.13	270,021.99	6.25	6.63	6.51	6.26	358	2	722	61
Condo	2,553,451.39	17	3.24	150,203.02	6.25	6.50	6.39	6.14	354	3	733	79
Condo - Low Rise <5 floors	4,483,454.49	27	5.68	166,053.87	6.25	6.63	6.46	6.21	358	2	720	75
Condo - Mid Rise 5-8 floors	2,064,645.50	11	2.62	187,695.05	6.38	6.63	6.46	6.21	358	2	714	63
PUD	11,216,769.81	69	14.22	162,561.88	6.25	6.63	6.44	6.19	357	3	730	71
Single Family Detached	15,933,206.91	96	20.20	165,970.91	6.25	6.63	6.44	6.19	357	2	722	69
Single Family Residence	18,536,927.73	175	23.50	105,925.30	6.25	6.63	6.42	6.16	355	4	720	76
Townhouse	536,165.51	3	0.68	178,721.84	6.50	6.63	6.53	6.28	357	3	718	74

Purpose
Purchase	36,920,041.66	240	46.80	153,833.51	6.25	6.63	6.45	6.20	357	3	736	78
Refinance - Cashout	32,857,374.48	201	41.65	163,469.52	6.25	6.63	6.42	6.16	356	3	709	65
Refinance - Rate Term	9,112,432.55	68	11.55	134,006.36	6.25	6.63	6.42	6.17	354	3	710	67

Occupancy
Investment	70,801,711.68	467	89.75	151,609.66	6.25	6.63	6.43	6.18	356	3	722	71
Secondary	8,088,137.01	42	10.25	192,574.69	6.25	6.63	6.45	6.20	358	2	719	73

Orig_Term
240 =< ... < 252	465,055.46	4	0.59	116,263.87	6.25	6.63	6.41	6.16	237	3	705	65
300 =< ... < 312	163,365.42	2	0.21	81,682.71	6.25	6.63	6.31	6.06	298	2	685	58
336 =< ... < 348	234,693.54	1	0.30	234,693.54	6.38	6.38	6.38	6.12	333	3	792	72
348 =< ... < 360	144,623.08	1	0.18	144,623.08	6.63	6.63	6.63	6.38	343	5	705	80
360 =< ... < 372	77,882,111.19	501	98.72	155,453.32	6.25	6.63	6.44	6.18	357	3	722	71

Doc_Type
ALT	48,756.94	1	0.06	48,756.94	6.63	6.63	6.63	6.38	356	4	647	80
Full	28,176,793.00	229	35.72	123,042.76	6.25	6.63	6.44	6.18	355	3	729	75
Lite Doc	3,623,443.19	26	4.59	139,363.20	6.25	6.63	6.37	6.12	355	5	705	75
No Doc (NINA)	8,875,302.00	47	11.25	188,836.21	6.25	6.63	6.39	6.14	357	2	721	56
No Income Verification	24,558,145.69	133	31.13	184,647.71	6.25	6.63	6.45	6.20	357	2	718	73
No Ratio	2,280,052.80	11	2.89	207,277.53	6.25	6.63	6.45	6.20	358	2	708	70
Reduced (partial)	3,922,790.41	29	4.97	135,268.63	6.25	6.63	6.36	6.10	354	4	730	72
Stated / Stated	7,404,564.66	33	9.39	224,380.75	6.25	6.63	6.48	6.22	358	2	717	68

Fico
0 =< ... < 99	700,381.59	7	0.89	100,054.51	6.25	6.63	6.45	6.19	356	4	62
550 =< ... < 600	183,473.50	1	0.23	183,473.50	6.25	6.25	6.25	6.00	354	6	591	78
600 =< ... < 650	5,140,912.01	38	6.52	135,287.16	6.25	6.63	6.47	6.22	356	3	639	68
650 =< ... < 700	22,964,213.84	147	29.11	156,219.14	6.25	6.63	6.42	6.17	356	3	680	69
700 =< ... < 750	25,105,347.03	153	31.82	164,087.24	6.25	6.63	6.44	6.19	355	3	724	73
750 =< ... < 800	22,442,136.08	146	28.45	153,713.26	6.25	6.63	6.44	6.18	357	3	774	73
800 =< ... < 850	2,353,384.64	17	2.98	138,434.39	6.25	6.63	6.40	6.15	358	2	807	65

Prepay_Months
0	63,808,479.90	430	80.88	148,391.81	6.25	6.63	6.44	6.18	356	3	724	71
1	322,700.00	1	0.41	322,700.00	6.38	6.38	6.38	6.13	358	2	755	79
12	1,464,905.31	6	1.86	244,150.89	6.25	6.63	6.43	6.17	358	2	707	66
24	504,000.00	3	0.64	168,000.00	6.38	6.50	6.46	6.21	359	1	704	75
36	11,705,156.94	65	14.84	180,079.34	6.25	6.63	6.43	6.18	356	2	712	71
60	1,084,606.54	4	1.37	271,151.64	6.25	6.50	6.33	6.07	357	3	715	77

interest_only_period
0	59,986,417.48	421	76.04	142,485.55	6.25	6.63	6.44	6.18	356	3	720	71
120	18,903,431.21	88	23.96	214,811.72	6.25	6.63	6.43	6.18	358	2	727	73